UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                AMENDMENT NO. 1
                                   __________


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 1, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            AMERICAN EXPLORATION CORP.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)

            Nevada                    333-141060                  98-0518266
____________________________   ________________________      ___________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
       of incorporation)                                     Identification No.)

                  407 - 2ND STREET SW
                        SUITE 700
                CALGARY, ALBERTA, CANADA                    T2P 2Y3
        ________________________________________           __________
        (Address of principal executive offices)           (Zip Code)


                                 (403) 233-8484
               __________________________________________________
               Registrant's telephone number, including area code


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425  under  the  Securities  Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12  under  the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))


                                    ________


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SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

This Current Report on Form 8-K is being amended to delete disclosure regarding the issuance by the Company of 200,000 shares of common stock to Brian Manko. The Company did not issue the 200,000 shares. Mr. Manko acquired the 200,000 shares of common stock pursuant to a private transaction as reflected in his Form 3 - Initial Statement of Beneficial Ownership of Equity Securities filed with the Securities and Exchange Commission.

Effective on February 1, 2009, the Board of Directors of American Exploration Corp., a Nevada corporation (the "Company"), accepted the consent of Brian Manko as the Chief Financial Officer.

In accordance with a written consent of resolutions of the Board of Directors dated February 1, 2009, Brian Manko was duly appointed as the Chief Financial Officer.

BIOGRAPHY

BRIAN MANKO. During the past eighteen years, Mr. Manko has been involved with private and public companies involving a wide range of industries. From approximately 2000 to present, Mr. Manko has been directly involved with private money management as an institutional investor and private investor specializing in both the capital and currency markets. From approximately 2003 to present, Mr. Manko has been a director for Morbank Mortgage Investment Company. From approximately 1996 to 2000, Mr. Manko worked as an equity broker with Levesque Securities and Research Capital. From approximately 1992 to 1996 , Mr. Manko was employed by Johnson & Johnson is its pharmaceuticals divisions. Mr. Manko is also currently working in an executive financial position with a chapter of a national volunteer group.

Mr. Manko earned a Bachelor of Commerce degree in 1992 from the University of Calgary. He is also currently completing his CMA accounting designation.

The Company has agreed to compensate Mr. Manko the sum of $2750 monthly for engagement of his services as the Chief Financial Officer.


SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

(C) SHELL COMPANY TRANSACTION.

    Not applicable.

(D) EXHIBITS.

    Not applicable.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   AMERICAN EXPLORATION CORP.

Date: June 8, 2009

                                   /s/ STEVEN HARDING
                                   ________________________________________
                                   Name:  Steven Harding
                                   Title: President/Chief Executive Officer


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